Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Transition Report on Form 10-KSB of NewMarket China, Inc. for the year ended September 30, 2006, I, John Verges, President and Chief Executive Officer of NewMarket China, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

         (1) such Transition Report on Form 10-KSB of NewMarket China, Inc. for the year ended December 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Transition Report on Form 10-KSB of NewMarket China, Inc. for the year ended December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of NewMarket China, Inc.


                                                  /s/ John Verges
                                                  ------------------------------
                                                  John Verges, Chief Executive
                                                  Officer & President


Date:    May 9, 2007


A signed original of this written statement required by Section 906 has been provided to NewMarket China, Inc. and will be retained by NewMarket China, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.